EXHIBIT 32


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


        In connection with the Annual Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 16, 2005                By:    /s/ Michael S. Dunlap
                                     -------------------------------------------

                                     Name: Michael S. Dunlap
                                     Title:  Chairman and Co-Chief Executive
                                             Officer



                                     By:    /s/ Stephen F. Butterfield
                                     -------------------------------------------

                                     Name: Stephen F. Butterfield
                                     Title: Vice-Chairman and Co-Chief Executive
                                            Officer



                                     By:   /s/ Terry J. Heimes
                                     -------------------------------------------

                                     Name: Terry J. Heimes
                                     Title: Chief Financial Officer